SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2009

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana	0-25756	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amended Form 8-K/A (Amendment No. 2) is filed to correct a typographical error in the Explanatory Note.

Explanatory Note

On November 16, 2009, IBERIABANK Corporation (“IBKC”) filed a Current Report on Form 8-K (the “Original Report”) to report that its wholly owned subsidiary, IBERIABANK, had entered into two purchase and assumption agreements on November 13, 2009 (the “Agreements”) with the Federal Deposit Insurance Corporation (“FDIC”), as receiver, pursuant to which IBERIABANK acquired certain assets and assumed substantially all of the deposits and certain liabilities of Orion Bank, a Florida state-chartered bank headquartered in Naples, Florida (“Orion”), and Century Bank, FSB, a federal savings bank headquartered in Sarasota, Florida (“Century”). The final carrying values of acquired loans and the final list of the assets acquired and liabilities assumed remains subject to finalization and revision by the FDIC and IBERIABANK. Once such terms are finalized, the acquisitions will be deemed to be effective as of November 13, 2009.

This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the disclosure provided in the Original Report. Except as otherwise provided herein, the other disclosures made in the Original Report remain unchanged. IBKC anticipates that it will further amend the Original Report and this Amendment at a later date to the extent additional financial information is required by Item 9.01.

Statements made in this Amendment, other than those concerning historical financial information, may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties. These forward-looking statements include, without limitation, statements regarding IBKC’s expectations concerning its financial condition, operating results, cash flows, liquidity and capital resources. A discussion of risks, uncertainties and other factors that could cause actual results to differ materially from management’s expectations is set forth under the captions “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” in IBKC’s Annual Report on Form 10-K for the year ended December 31, 2008 and in IBKC’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective November 13, 2009, IBERIABANK assumed all deposits and acquired certain assets and liabilities of Orion from the FDIC, as receiver for Orion (the “Orion Acquisition”), pursuant to the terms of a Purchase and Assumption Agreement entered into by and among IBERIABANK, the FDIC, as receiver for Orion, and the FDIC, on November 13, 2009 (the “Orion Agreement”).

Effective November 13, 2009, IBERIABANK also assumed all deposits and acquired certain assets and liabilities of Century from the FDIC, as receiver for Century, pursuant to the terms of a Purchase and Assumption Agreement entered into by and among IBERIABANK, the FDIC, as receiver for Century, and the FDIC, on November 13, 2009 (the “Century Agreement”).

Orion Agreement

Under the terms of the Orion Agreement, IBERIABANK acquired approximately $2.3 billion in assets, including approximately $1.9 billion in loans held and other real estate owned by Orion, $233.6 million of marketable securities, $211.3 million of cash and cash equivalents (excluding cash paid by the FDIC to complete the Orion Acquisition) and $13.6 million of other assets. IBERIABANK also assumed approximately $2.2 billion in liabilities, including approximately $1.9 billion in customer deposits, $332.6 million in liabilities to the Federal Home Loan Bank, $12.0 million in securities repurchase obligations, and $4.0 million in other liabilities. No other assets were acquired or liabilities assumed from Orion or its parent entity, Orion Bancorp, Inc. The deposits were acquired at a discount of 1.50% (except for brokered deposits, CDARS and any market place or similar subscription services deposits, which were acquired without a premium), and certain loans were acquired at a discount to Orion historic book value as of October 21, 1009 of approximately $289.5 million, subject to customary adjustments. In connection with the Orion Acquisition, the FDIC will make a payment to IBERIABANK in the amount of approximately $204.0 million, subject to customary post-closing adjustments based upon the final closing date balance sheet for Orion. The terms of the Orion Agreement provide for the FDIC to indemnify IBERIABANK against certain claims, including claims with respect to liabilities and assets of Orion or any of its affiliates not assumed or otherwise purchased by IBERIABANK, with respect to claims made by shareholders, and with respect to claims based on any action by Orion’s directors, officers and other employees.

In connection with the Orion Acquisition, IBERIABANK entered into loss sharing agreements with the FDIC. Pursuant to the terms of the Orion loss sharing agreements, the FDIC is obligated to reimburse IBERIABANK for 80% of losses of up to $550 million with respect to covered assets. The FDIC will reimburse IBERIABANK for 95% of losses in excess of $550 million with respect to covered assets. IBERIABANK will reimburse the FDIC for 80% of recoveries with respect to losses for which the FDIC paid IBERIABANK 80% reimbursement under the loss sharing agreements, and for 95% of recoveries with respect to losses for which the FDIC paid 95% reimbursement under the loss sharing agreements.

In addition, on January 14, 2020 (the “True-Up Measurement Date”), IBERIABANK has agreed to pay the FDIC 50% of the excess, if any, of (i) 20% of a $550 million stated threshold less (ii) the sum of (A) 25% of the asset premium (discount) plus (B) 25% of the Cumulative Shared Loss Payments (defined as the aggregate of all of the payments made or payable to IBERIABANK minus the aggregate of all of the payments made or payable to the FDIC) plus (C) the Period Servicing Amounts for any twelve-month period prior to and ending on the True-Up Measurement

Date (defined as the product of the simple average of the principal amount of shared loss loans and shared loss assets (other than shared loss securities) at the beginning and end of such period times 1%).

Century Agreement

Under the terms of the Century Agreement, IBERIABANK acquired approximately $789.1 million in assets, including approximately $740.6 million in loans held and other real estate owned by Century, $32.8 million of marketable securities, $14.9 million of cash and cash equivalents (excluding cash paid by the FDIC to complete the Century Acquisition) and $0.8 million of other assets. IBERIABANK also assumed approximately $754.7 million in liabilities, including approximately $617.7 million in customer deposits, $135.0 million in liabilities to the Federal Home Loan Bank and $2.0 million in other liabilities. No other assets were acquired or liabilities assumed from Century or its parent entity, Century Financial Group, Inc. The deposits were acquired at a discount of 1.50% (except for brokered deposits, CDARS and any market place or similar subscription services deposits, which were acquired without a premium), and certain loans were acquired at a discount to Century historic book value as of August 28, 2009, 2009 of approximately $130.9 million, subject to customary adjustments. In connection with the Century Acquisition, the FDIC will make a payment to IBERIABANK in the amount of approximately $97.4 million, subject to customary post-closing adjustments based upon the final closing date balance sheet for Century. The terms of the Century Agreement provide for the FDIC to indemnify IBERIABANK against claims with respect to liabilities and assets of Century or any of its affiliates not assumed or otherwise purchased by IBERIABANK, with respect to claims made by shareholders, and with respect to claims based on any action by Century’s directors, officers and other employees.

In connection with the Century Acquisition, IBERIABANK entered into loss sharing agreements with the FDIC. Pursuant to the terms of the Century loss sharing agreements, the FDIC is obligated to reimburse IBERIABANK for 80% of losses of up to $285 million with respect to covered assets. The FDIC will reimburse IBERIABANK for 95% of losses in excess of $285 million with respect to covered assets. IBERIABANK will reimburse the FDIC for 80% of recoveries with respect to losses for which the FDIC paid IBERIABANK 80% reimbursement under the loss sharing agreements, and for 95% of recoveries with respect to losses for which the FDIC paid 95% reimbursement under the loss sharing agreements.

In addition, on January 14, 2020 (the “True-Up Measurement Date”), IBERIABANK has agreed to pay the FDIC 50% of the excess, if any, of (i) 20% of a $285 million stated threshold less (ii) the sum of (A) 25% of the asset premium (discount) plus (B) 25% of the Cumulative Shared Loss Payments (defined as the aggregate of all of the payments made or payable to IBERIABANK minus the aggregate of all of the payments made or payable to the FDIC) plus (C) the Period Servicing Amounts for any twelve-month period prior to and ending on the True-Up Measurement Date (defined as the product of the simple average of the principal amount of shared loss loans and shared loss assets (other than shared loss securities) at the beginning and end of such period times 1%.

The foregoing summary of the Century Agreement is not complete and is qualified in its entirety by reference to the full text of the Century Agreement and certain exhibits attached thereto, a copy of which is attached hereto as Exhibit 2.2 and incorporated by reference herein.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The information set forth under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated by reference into this Item 2.01.

ITEM 7.01	REGULATION FD DISCLOSURE

On November 13, 2009, IBERIABANK issued a press release announcing the Acquisitions and other recent developments. Copies of the press release and related supplemental materials are attached as Exhibits 99.1 and 99.2 to this Current Report and incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

To the extent that financial statements are required by this Item, such financial statements will be filed in an amendment to this Current Report on Form 8-K no later than January 25, 2010.

(b)	Pro Forma Financial Information

To the extent that pro forma financial information is required by this Item, such information will be filed in an amendment to this Current Report on Form 8-K no later than January 25, 2010.

(c)	Exhibits.

Exhibit 2.1	Purchase and Assumption Agreement Whole Bank All Deposits, by and among the Federal Deposit Insurance Corporation, receiver of Orion Bank, Naples, Florida, the Federal Deposit Insurance Corporation, and IBERIABANK, dated as of November 13, 2009. Incorporated herein by reference to Exhibit 2.1 of Current Report on Form 8-K/A (Amendment No. 1), filed November 19, 2009.

Exhibit 2.2	Purchase and Assumption Agreement Whole Bank All Deposits, by and among the Federal Deposit Insurance Corporation, receiver of Century Bank, FSB, Sarasota, Florida, the Federal Deposit Insurance Corporation, and IBERIABANK, dated as of November 13, 2009. Incorporated herein by reference to Exhibit 2.2 of Current Report on Form 8-K/A (Amendment No. 1), filed November 19, 2009.

Exhibit 99.1	Press Release announcing the Acquisitions and other recent developments issued by IBERIABANK Corporation, dated November 13, 2009. Incorporated herein by reference to Exhibit 99.1 of Current Report on Form 8-K, filed November 16, 2009.

Exhibit 99.2	Supplemental materials to Press Release, dated November 13, 2009. Incorporated herein by reference to Exhibit 99.2 of Current Report on Form 8-K, filed November 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: November 20, 2009	By:	/S/ DARYL G. BYRD
Daryl G. Byrd
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

2.1	Purchase and Assumption Agreement Whole Bank All Deposits, by and among the Federal Deposit Insurance Corporation, receiver of Orion Bank, Naples, Florida, the Federal Deposit Insurance Corporation and IBERIABANK, dated as of November 13, 2009. Incorporated herein by reference to Exhibit 2.1 of Current Report on Form 8-K/A (Amendment No. 1), filed November 19, 2009.

2.2	Purchase and Assumption Agreement Whole Bank All Deposits, by and among the Federal Deposit Insurance Corporation, receiver of Century Bank, FSB, Sarasota, Florida, the Federal Deposit Insurance Corporation, and IBERIABANK, dated as of November 13, 2009. Incorporated herein by reference to Exhibit 2.2 of Current Report on Form 8-K/A (Amendment No. 1), filed November 19, 2009.

99.1	Press Release announcing the Acquisition issued by IBERIABANK Corporation dated November 13, 2009. Previously filed. Incorporated herein by reference to Exhibit 99.1 of Current Report on Form 8-K filed November 16, 2009.

99.2	Supplemental materials to Press Release dated November 13, 2009. Previously filed. Incorporated herein by reference to Exhibit 99.2 of Current Report on Form 8-K filed November 16, 2009.

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